                                                                   EXHIBIT 10.9


                             LEVIATHAN GAS PIPELINE
                                 PARTNERS, L.P.


                            1998 OMNIBUS COMPENSATION
                                      PLAN






              AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1999



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                                TABLE OF CONTENTS

SECTION 1     PURPOSES........................................................1

SECTION 2     DEFINITIONS.....................................................1
     2.1      Beneficiary.....................................................1
     2.2      Board of Directors..............................................1
     2.3      Cause...........................................................1
     2.4      Code............................................................2
     2.5      Common Units....................................................2
     2.6      Company.........................................................2
     2.7      Exchange Act....................................................2
     2.8      Fair Market Value...............................................2
     2.9      General Partner.................................................3
     2.10     Management Committee............................................3
     2.11     Maximum Annual Employee Grant...................................3
     2.12     Participant.....................................................3
     2.13     Performance Goals...............................................3
     2.14     Performance Period..............................................3
     2.15     Permanent Disability or Permanently Disabled....................3
     2.16     Plan Administrator..............................................4
     2.17     Restricted Unit.................................................4
     2.18     Rule 16b-3......................................................4
     2.19     Section 16 Insider..............................................4
     2.20     Unit Option.....................................................4
     2.21     Unit Option Price...............................................4

SECTION 3     ADMINISTRATION..................................................4

SECTION 4     ELIGIBILITY.....................................................5

SECTION 5     UNITS AVAILABLE FOR THE PLAN....................................5

SECTION 6     UNITS OPTIONS...................................................6

SECTION 7     UNITS APPRECIATION RIGHTS......................................11

SECTION 8     RESTRICTED UNITS...............................................12

SECTION 9     REGULATORY APPROVALS AND LISTING...............................14

SECTION 10    EFFECTIVE DATE AND TERM OF PLAN................................15

SECTION 11    GENERAL PROVISIONS.............................................15

SECTION 12    COMPLIANCE WITH SECTION 16.....................................17

SECTION 13    AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN...........18


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Leviathan Gas Pipeline Partners, L.P.   i                      Table of Contents
1998 Omnibus Compensation Plan


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                      LEVIATHAN GAS PIPELINE PARTNERS, L.P.
                         1998 OMNIBUS COMPENSATION PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1999

                               SECTION 1 PURPOSES

     The purposes of the Leviathan Gas Pipeline Partners, L.P. 1998 Omnibus Compensation Plan, (the "Plan") are to promote the interests of Leviathan Gas Pipeline Partners, L.P., a Delaware limited partnership (the "Company") and its unitholders by strengthening its ability to attract and retain officers and key management employees ("key management employees" means those employees who hold the position of department director) in the employ of the Company, the General Partner (as defined below) or their affiliates by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's and General Partner's officers and key management employees to the long-term interests of the Company's unitholders. The Plan provides for the grant of unit options, unit appreciation rights and restricted units in accordance with the terms and conditions set forth below.


                              SECTION 2 DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1  BENEFICIARY

     The person or persons designated by the Participant pursuant to Section 6.2(f) of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.2  BOARD OF DIRECTORS

     The Board of Directors of the General Partner.

2.3  CAUSE

     The Company may terminate the Participant's employment for Cause. A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance had been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in



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conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and (B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

2.4  CODE

     The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant thereto.

2.5  COMMON UNITS

     The Common Units of the Company, as defined and described in the Amended and Restated Agreement of Limited Partnership of the Company, dated February 19, 1993, as amended from time to time.

2.6  COMPANY

     Leviathan Gas Pipeline Partners, L.P., a Delaware limited partnership, and any successor in interest.

2.7  EXCHANGE ACT

     The Securities Exchange Act of 1934, as amended.

2.8  FAIR MARKET VALUE

     As applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Units are sold on such date as reported in the New York Stock Exchange ("NYSE")-Composite Transactions by The Wall Street Journal for such date, or if no Common Units were traded on such date, on the next preceding day on which Common Units were so traded.



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2.9  GENERAL PARTNER

     General Partner means Leviathan Gas Pipeline Company, a Delaware corporation and the general partner of the Company.

2.10 MANAGEMENT COMMITTEE

     A committee consisting of the Chairman of the Board of the General Partner and such other senior officers as the Chairman of the Board shall designate.

2.11 MAXIMUM ANNUAL EMPLOYEE GRANT

     The Maximum Annual Employee Grant set forth in Section 5.3.

2.12 PARTICIPANT

     An eligible employee to whom a unit option, unit appreciation right or Restricted Unit is granted under the Plan as set forth in Section 4.

2.13 PERFORMANCE GOALS

     The Plan Administrator shall establish, in writing, one or more performance goals ("Performance Goals") for each Performance Period. Such Performance Goals shall be set no later than the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based" compensation under Section 162(m) of the Code.

2.14 PERFORMANCE PERIOD

     That period of time during which Performance Goals are measured to determine the vesting or granting of unit options, unit appreciation rights or Restricted Units, as the Plan Administrator may determine.

2.15 PERMANENT DISABILITY OR PERMANENTLY DISABLED

     A Participant shall be deemed to have become Permanently Disabled for purposes of the Plan if the Chairman of the Board of the General Partner shall find upon the basis of medical evidence satisfactory to the Chairman of the Board that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company, the General Partner or any of their affiliates, and that such disability will be permanent and continuous during the remainder of the Participant's lifetime; provided, that with respect to Section 16 Insiders such determination shall be made by the Plan Administrator.



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2.16 PLAN ADMINISTRATOR

     The Compensation Committee of the Board of Directors or any other committee appointed and/or authorized pursuant to Section 3 to administer the Plan, including the Management Committee.

2.17 RESTRICTED UNIT

     A Common Unit granted under the Plan that is subject to the requirements of
Section 8 and such other restrictions as the Plan Administrator deems appropriate. References to a Restricted Unit in this Plan shall include a Performance Restricted Unit (as defined in Section 5.2) unless the context otherwise requires.

2.18 RULE 16B-3

     Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

2.19 SECTION 16 INSIDER

     Any person who is selected by the Plan Administrator to receive unit options, unit appreciation rights or Restricted Units pursuant to the Plan and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

2.20 UNIT OPTION

     An option to acquire a Common Unit of the Company at the unit option price, and which is not intended to meet the requirements of an incentive option as defined in Section 422 of the Code.

2.21 UNIT OPTION PRICE

     The price at which each unit option is exercisable for a Common Unit.


                            SECTION 3 ADMINISTRATION

     3.1 With respect to awards made under the Plan to Section 16 Insiders, the Plan shall be administered by the Compensation Committee of the Board of Directors, which shall be constituted at all times so awards to Section 16 Insiders pursuant to this Plan shall qualify as an exception to liability under
Section 16(b) of the Exchange Act, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. Except as provided below, and as may be required by Section 16(b) of the Exchange Act, the Plan shall be administered by the Management Committee. The Management Committee shall interpret the Plan, prescribe, amend, and




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1998 Omnibus Compensation Plan

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rescind rules relating to it, select eligible Participants, make grants to
Participants who are not Section 16 Insiders, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants.

     3.2 Except for the terms and conditions explicitly set forth in the Plan, the Management Committee shall have sole authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant unit options, unit appreciation rights and Restricted Units thereunder, to administer the Plan, to make recommendations to the Board of Directors, and to take all such steps and make all such determinations in connection with the Plan and the unit options, unit appreciation rights and Restricted Units granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

     3.3 Each member of any committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as a director of the General Partner. Members of the Board of Directors and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.


                              SECTION 4 ELIGIBILITY

     To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be an officer or key management employee of the Company, the General Partner, or any of their affiliates, as of the date on which the Plan Administrator grants to such individual a unit option, unit appreciation right or Restricted Units or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Members of the Board of Directors who are full-time salaried officers shall be eligible to participate. Members of the Board of Directors who are not employees are not eligible to participate in this Plan.


                     SECTION 5 UNITS AVAILABLE FOR THE PLAN

     5.1 Subject to Section 5.4, the maximum number of units that may be issued for which unit options, unit appreciation rights and Restricted Units may at any time be granted under the Plan is three million (3,000,000) Common Units, from units held in the Company's treasury or out of the authorized but unissued units of the Company, or the General Partner, as appropriate, or partly out of each, as shall be determined by the Plan Administrator.



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     5.2      Notwithstanding the foregoing, and subject to Section 5.4, the number of units for which Restricted Units may be granted under the Plan pursuant to Section 8 of the Plan may not exceed five hundred thousand (500,000) Common Units, unless the granting or vesting of such Restricted Units is in compliance with the performance-based requirements of Section 162(m) of the Code ("Performance Restricted Units"). The grant of Performance Restricted Units is not limited by this Section 5.2.

     5.3 The maximum number of units with respect to which awards under this Plan may be granted to any eligible employee in any one year shall not exceed: (a) five hundred thousand (500,000) in the case of unit options (and unit appreciation rights) and (b) five hundred thousand (500,000) in the case of Restricted Units (whether or not such Restricted Units are Performance Restricted Units). The foregoing maximums shall be referred to collectively as the "Maximum Annual Employee Grant."

     5.4 In the event of a recapitalization, unit split, unit dividend, exchange of units, merger, reorganization, change in corporate structure or units of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of units authorized for the Plan, the Maximum Annual Employee Grant and, with respect to outstanding unit options, unit appreciation rights and Restricted Units, the Plan Administrator may make appropriate adjustments in the number of units and the Unit Option Price.


                             SECTION 6 UNIT OPTIONS

     6.1 Unit options may be granted to eligible employees in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of a unit option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such a unit option to a particular Participant at a particular price. Each unit option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

     6.2 All unit options under the Plan shall be granted subject to the following terms and conditions:



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          (a)      Unit Option Price

                   The Unit Option Price shall be determined by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Units on the date the unit option is granted.

          (b)      Duration of Unit Options

                   Unit options shall be exercisable at such time and under such conditions as set forth in the unit option grant, but in no event shall any unit option be exercisable later than the tenth anniversary of the date of its grant.

          (c)      Exercise of Unit Options

                   Unless otherwise provided by the Plan Administrator, a Participant may not exercise a unit option until the Participant has completed one (1) year of continuous employment with the Company, the General Partner or any of their affiliates from and including the date on which the unit option is granted. This requirement is waived in the event of death or Permanent Disability of a Participant before such period of continuous employment is completed and may be waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator. Thereafter, Common Units covered by a unit option may be purchased at one time or in such installments over the balance of the unit option period as may be provided in the unit option grant. Any units not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the unit option. To the extent that the right to purchase units has accrued thereunder, unit options may be exercised from time to time by written notice to the Company or General Partner, as appropriate, setting forth the number of units with respect to which the unit option is being exercised, and such additional information as may be required by the Plan Administrator.

          (d)      Payment

                   The purchase price of units purchased under unit options shall be paid in full to the Company upon the exercise of the unit option by delivery of consideration equal to the product of the Unit Option Price and the number of units purchased (the "Purchase Price"). Such consideration may be either (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Units already owned by the Participant for at sufficient time (generally six (6) months) to not result in an accounting charge to the Company, or any combination of cash and Common Units. The Fair Market Value of such Common Units as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine at the time the unit option is granted that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws



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Leviathan Gas Pipeline Partners, L.P.                                     Page 7
1998 Omnibus Compensation Plan

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          and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), a unit option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a unitholder until the units of Common Units are issued to the Participant.

                   If specifically authorized in the unit option grant, a Participant may elect to pay all or a portion of the Purchase Price by having Common Units with a Fair Market Value equal to all or a portion of the Purchase Price be withheld from the units issuable to the Participant upon the exercise of the unit option. The Fair Market Value of such Common Units as is withheld shall be determined as of the same day as the exercise of the unit option. In the event a unit option grant to a Section 16 Insider provides that the Purchase Price may be paid in whole or in part by having units with a Fair Market Value equal to all or a portion of the Purchase Price withheld from the units issuable to the Participant upon the exercise of the unit option, the withholding of units issuable upon the exercise of a unit option to pay the Purchase Price by a Section 16 Insider must be in accordance with applicable requirements of an exemption to liability under Section 16(b) of the Exchange Act or the rules and regulations promulgated thereunder.

                   Notwithstanding any other provision in the Plan to the contrary and unless the Plan Administrator shall otherwise determine, in the event of a "cashless" exercise, and for that purpose only under this Plan, a Participant's compensation shall be equal to the difference between the actual sales price received for the underlying Common Unit and the Unit Option Price. For all other purposes under the Plan, the Fair Market Value shall be the value against which compensation is determined.

          (e)      Restrictions

                   The Plan Administrator shall determine and reflect in the unit option grant, with respect to each unit option, the nature and extent of the restrictions, if any, to be imposed on the units of Common Units which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such units acquired through the exercise of such unit options for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, the General Partner or any of their affiliates, terminates during the period in which such units are nontransferable, the Participant shall be required to sell such units back to the Company at such prices as the Plan Administrator may specify in the unit option. In addition, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of unit options be required to sell the shares of Common Stock acquired



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          in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise.

          (f)      Nontransferability of Unit Options

                   During a Participant's lifetime, a unit option may be exercisable only by the Participant. Unit options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law, the Plan Administrator may permit a recipient of a unit option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's unit options in the event of such Participant's death (as provided in Section 6.2(i)). If any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected unit options held by such Participant shall be immediately forfeited.

          (g)      Purchase for Investment

                   The Plan Administrator shall have the right to require that each Participant or other person who shall exercise a unit option under the Plan, and each person into whose name Common Units shall be issued pursuant to the exercise of a unit option, represent and agree that any and all Common Units purchased pursuant to such unit option are being purchased for investment only and not with a view to the distribution or resale thereof and that such units will not be sold except in accordance with such restrictions or limitations as may be set forth in the unit option. This Section 6.2(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of Common Units as to which unit options may from time to time be granted as contemplated in Section 9.

          (h)      Termination of Employment

                   Upon the termination of a Participant's employment for any reason other than death or Permanent Disability, the Participant's unit option shall be exercisable only to the extent that it was then exercisable and, unless the term of the unit options expires sooner, such unit options shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the



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          Plan shall not apply, or that a unit option should expire sooner or should terminate when the Participant's employment status ceases:

              (i)       Retirement

                        The unit option shall expire, unless exercised,
              thirty-six (36) months after the Participant's retirement from the Company, the General Partner or any of their affiliates.

              (ii)      Disability

                        The unit option shall expire, unless exercised,
              thirty-six (36) months after the Participant's Permanent
              Disability.

              (iii)     Termination

                        Subject to subparagraph (iv) below, the unit option
              shall expire, unless exercised, three (3) months after a Participant resigns or is terminated as an employee of the Company, the General Partner or any of their affiliates, other than for Cause, unless the Chairman of the Board of the General Partner shall have determined in a specific case that the unit option should expire sooner or should terminate when the Participant's employment status ceases; provided, however, that for Section 16 Insiders, such determination shall be made by the Plan Administrator.

              (iv)      All Other Terminations

                        Notwithstanding subparagraph (iii) above, the unit
              option shall expire (x) upon termination of employment for Cause;
              (y) one year, unless exercised, after the Participant's termination of employment on account of disability (as defined in Section 22(e)(3) of the Code); and (z) three (3) months after the Participant's termination of employment other than on account of death, Permanent Disability or termination for Cause.

         (i)  Death of Participant

              Upon the death of a Participant, whether during the Participant's period of employment or during the thirty-six (36) month period referred to in Sections 6.2(h)(i) and (ii), the unit option shall expire, unless the original term of the unit option expires sooner, twelve (12) months after the date of the Participant's death, unless the unit option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's unit option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator shall determine in a particular case that specific limitations and restrictions under the Plan shall not



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


     apply. Notwithstanding any other Plan provisions pertaining to the times at which unit options may be exercised, no unit option shall continue to be exercisable, pursuant to Section 6.2(h) or this Section 6.2(i), at a time that would violate the maximum duration of Section 6.2(b).

     (j)      Deferral Election

              A Participant may elect irrevocably (at a time and in a manner determined by the Plan Administrator) prior to exercising a unit option granted under the Plan that issuance of Common Units upon exercise of such unit option shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company, the General Partner or any of their affiliates, as elected by the Participant. After the exercise of any such unit option and prior to the issuance of any deferred units, the number of Common Units issuable to the Participant shall be credited to a memorandum deferred account and any dividends or other distributions paid on the Common Units shall be deemed reinvested in additional Common Units until all credited units shall become issuable pursuant to the Participant's election.


                       SECTION 7 UNIT APPRECIATION RIGHTS

     7.1 The Plan Administrator may grant unit appreciation rights to Participants in connection with any unit option granted under the Plan, either at the time of the grant of such unit option or at any time thereafter during the term of the unit option. Such unit appreciation rights shall cover the same units covered by the unit options (or such lesser number of Common Units as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related unit options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     7.2 Each unit appreciation right shall entitle the holder of the related unit option to surrender to the Company unexercised the related unit option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one Common Unit on the date the right is exercised over the Unit Option Price per unit times the number of units covered by the unit option, or portion thereof, which is surrendered. Payment shall be made in Common Units valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in units and partly in cash, at the discretion of the Plan Administrator. Notwithstanding the foregoing and to the extent required by an applicable exemption to liability under Section 16(b) of the Exchange Act, a payment, in whole or in part, of cash upon exercise of a unit appreciation right by a Section 16 Insider may be made only if the Plan Administrator approves such election to receive cash and the right is exercised in accordance with the requirements of such exemption under Section 16(b) of the Exchange Act. Unit appreciation rights may be exercised from time to time upon actual receipt by the



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

Company of written notice stating the number of Common Units with respect to which the unit appreciation right is being exercised. The value of any fractional units shall be paid in cash.

     7.3   Unit appreciation rights are subject to the following restrictions:

           (a) Each unit appreciation right shall be exercisable at such time or times as the unit option to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine; provided, however, that such right shall not be exercisable until the Participant shall have completed a six (6) month period of continuous employment with the Company, the General Partner or any of their affiliates immediately following the date on which the unit appreciation right is granted. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such unit appreciation right shall be exercisable; but only within the period specified in the related unit option. Notwithstanding the foregoing, a unit appreciation right may not be exercised for cash by a
     Section 16 Insider unless such exercise is pursuant to an exemption to liability under Section 16(b) of the Exchange Act or rules promulgated thereunder.

           (b) The Plan Administrator in its sole discretion may approve or deny in whole or in part a request to exercise a unit appreciation right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

           (c) The right of a Participant to exercise a unit appreciation right shall be canceled if and to the extent the related unit option is exercised. To the extent that a unit appreciation right is exercised, the related unit option shall be deemed to have been surrendered unexercised and canceled.

           (d) A holder of unit appreciation rights shall have none of the rights of a unitholder until Common Units, if any, are issued to such holder pursuant to such holder's exercise of such rights.

           (e) The acquisition of Common Units pursuant to the exercise of a unit appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Units acquired upon acquisition of the related unit option, as set forth in Section 6.2.


                           SECTION 8 RESTRICTED UNITS

     8.1 Subject to Sections 5.2 and 5.3, Restricted Units (including Performance Restricted Units as described in Section 8.2 below) may be granted to Participants in such



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number and at such times during the term of the Plan as the Plan Administrator shall determine, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Units shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Units to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of Restricted Units shall be recorded as a unitholder of the Company. Each Participant who receives a grant of Restricted Units shall have all the rights of a unitholder with respect to such units (except as provided in the restrictions on transferability), including, but not limited to, the right to distributions on such Common Units; provided, however, that no Participant awarded Restricted Units shall have any right as a unitholder with respect to any units subject to the Participant's Restricted Units grant prior to the date of issuance to the Participant of a certificate or certificates for such units.

     8.2 Notwithstanding any other provision to the contrary in this Section 8, before Performance Restricted Units can be granted or vested, as applicable, the Plan Administrator shall:

     (a) Determine the Performance Goals applicable to the particular Performance Period; and

     (b) Certify in writing that such Performance Goals for a particular Performance Period have been attained.

     8.3 A grant of Restricted Units shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, upon payment to the Company of the par value, if applicable, of the Common Units in a manner determined by the Plan Administrator, the number of Common Units selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates (if issued) for Restricted Units delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such units in custody until the Restriction Period (as defined in Section 8.4) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Units that the Participant shall have delivered a units power endorsed in blank relating to the Restricted Units.

     8.4 During a period of time following the date of grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the transfer to the Company as provided under the Plan or the Plan Administrator's waiver or modification of such restrictions in the



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agreement evidencing the grant of Restricted Units, or by resolution of the Plan
Administrator adopted at any time.

     8.5 Except as provided in Section 8.6, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all Restricted Units still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of Restricted Units in violation of the terms of the Plan, such units shall be forfeited to the Company.

     8.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on Restricted Units shall lapse, upon the Participant's death or Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

     8.7 When the restrictions imposed by Section 8.4 expire or otherwise lapse with respect to one or more Restricted Units, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) Common Unit for each Restricted Unit. At that time, the agreement referred to in Section 8.1, as it relates to such units, shall be terminated.

     8.8 Subject to Section 8.3 (and Section 8.2 in the case of Performance Restricted Units), a Participant entitled to receive Restricted Units under the Plan shall be issued a certificate or shall have a book entry account established for such units. Such certificate or account shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such units and shall be subject to appropriate stop-transfer orders.


                   SECTION 9 REGULATORY APPROVALS AND LISTING

     9.1 The Company shall not be required to issue any certificate or establish any account for Common Units (i) upon the exercise of a unit option or a unit appreciation right granted under the Plan, (ii) with respect to a grant of Restricted Units, or (iii) Common Units awarded as payment of vested units prior to:

           (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company or the General Partner, in its sole discretion, shall determine to be necessary or advisable;

           (b) listing of such units on any stock exchange on which the Common Units may then be listed; or



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

           (c) completing any registration or other qualification of such units under any federal or state laws, rulings or regulations of any governmental body which the Company or the General Partner, in its sole discretion, shall determine to be necessary or advisable.

     All certificates or accounts for Common Units delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Units is then listed and any applicable federal or State securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates or accounts to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the Common Units delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions is no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company or the General Partner.


                   SECTION 10 EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall be effective as of August 14, 1998, and shall terminate ten
(10) years therefrom, unless terminated earlier pursuant to Section 13, herein. Unit options, unit appreciation rights and Restricted Units theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to Common Units acquired thereunder. To the extent required for compliance with Section 16(b) of the Exchange Act and rules promulgated thereunder, Common Units underlying unit options, unit appreciation rights and Restricted Units granted to Section 16 Insiders may not be sold until a date at least six (6) months after the date such General Partner approval of the Plan is obtained, and unit appreciation rights that are granted subject to General Partner approval of the Plan to Section 16 Insiders may not be exercised for cash until a date at least six (6) months after the date such General Partner approval is obtained.


                          SECTION 11 GENERAL PROVISIONS

     11.1 Nothing contained in the Plan, or in any unit option, unit appreciation right or Restricted Unit granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company, the General Partner or any of their affiliates, nor interfere in any way with the right of the Company, the General Partner or any of their affiliates to terminate the employment of such employee at any time with or without assigning any reason therefor.



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

     11.2 Grants, vesting or payment of unit options, unit appreciation rights or Restricted Units shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company, the General Partner or any of their affiliates, or required by law or by contractual obligations of the Company, the General Partner or any of their affiliates.

     11.3 The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

     11.4 Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, the General Partner or any of their affiliates, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company, the General Partner or any of their affiliates.

     11.5 In the event a Participant is transferred from the Company to the General Partner or any of their affiliates, or vice versa, or is promoted or given different responsibilities, the unit options, unit appreciation rights and Restricted Units granted to the Participant prior to such date shall not be affected.

     11.6 The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

     11.7 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to unit options, unit appreciation rights and Restricted Units under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of units otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. If provided in the grant, a Participant is permitted to deliver Common Units (including units acquired pursuant to the exercise of a unit option or unit appreciation right other than the unit option or unit appreciation right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of a unit option or unit appreciation right, or upon the grant or vesting of Restricted Units. At the election of the Plan Administrator or, subject to approval of the Plan Administrator in its sole discretion, at the election of a Participant, Common Units may be withheld from the units issuable to the Participant upon the exercise of a unit option or unit appreciation right or upon the vesting of the Restricted Units to satisfy tax withholding obligations. The Fair Market Value of Common Units as delivered pursuant to this Section 11.7 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section
2.8. The election by a Section 16 Insider



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

to have Common Units withheld to pay tax obligations in connection with the exercise of a unit option or unit appreciation right or the vesting of Restricted Units must be made in accordance with the provisions, if any, of
Section 16 of the Exchange Act and the rules promulgated thereunder.

     Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

     Tax advice should be obtained by the Participant prior to the Participant's
(i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any Common Units issued under the Plan.


                      SECTION 12 COMPLIANCE WITH SECTION 16

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 or any successor rule or rule of similar application under Section 16 of the Exchange Act or rules thereunder. If any Plan provision is later found not to be in compliance with Rule 16b-3 or such other rules promulgated under Section 16 of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of
Section 16 of the Exchange Act.

     Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the applicability of any provision of the Plan to Participants who are Section 16 Insiders without so restricting, limiting, or conditioning the Plan with respect to other Participants.



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


               SECTION 13 AMENDMENT, TERMINATION OR DISCONTINUANCE
                                   OF THE PLAN

     13.1 Subject to the Board of Directors and Section 13.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the General Partner, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in
Section 11; provided, however, that no change in any unit option, unit appreciation right or Restricted Units theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Units or cash that the Participant may have acquired as a result of the Plan.

     13.2 To the extent required for compliance with applicable law or regulation, including Section 16(b) of the Exchange Act, the Plan Administrator and the Board of Directors may not amend the Plan without the approval of the sole stockholder of the General Partner to

           (a) materially increase the number of units or rights that may be issued under the Plan to Section 16 Insiders;

           (b) otherwise materially increase the benefits accruing to the Participants under the Plan.

     13.3 The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any Common Units or rights which are not at that time subject to unit option, unit appreciation right or grant of Restricted Units, not yet granted.



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


     IN WITNESS WHEREOF, the Company has caused amendment and restatement to be executed effective as of January 1, 1999.


                                           LEVIATHAN GAS PIPELINE PARTNERS, L.P.
                                           By: Leviathan Gas Pipeline Company
                                               The General Partner


                                           By  /s/ H. Brent Austin
                                             ---------------------
                                               Plan Administrator


ATTEST:

By   /s/ David L. Siddall
     ---------------------
Title: Corporate Secretary



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